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                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                               YELLOW CORPORATION
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                           [YELLOW CORPORATION LOGO]

                               YELLOW CORPORATION
                                10990 Roe Avenue
                          Overland Park, Kansas 66207

                         ------------------------------

             Supplement to the Proxy Statement Dated March 1, 2002

     In the Notice of Annual Meeting of Stockholders of Yellow Corporation (the "Company") and the accompanying Proxy Statement dated March 1, 2002, one of the items of business listed and discussed is the approval of Arthur Andersen LLP ("Andersen") as the Company's independent public accountants for the 2002 fiscal year. Because of recent events involving Andersen, the Audit Committee of the Board of Directors is reconsidering whether to appoint Andersen as the Company's independent public accountants.

     Accordingly, the Board of Directors has removed Item 5: Proposal to Approve Appointment of Independent Public Accountants from the agenda for the Annual Meeting of Stockholders to be held on April 18, 2002 and no stockholder votes are required or requested with respect to the approval of Andersen as the Company's independent public accountants for the 2002 fiscal year. If you have previously submitted your proxy card, you do not need to vote again and your vote regarding Item 5 will be disregarded. The Company does not intend to distribute new proxy cards.

     We encourage you to vote on the other items remaining on the agenda.

                                          By Order of the Board of Directors:

                                          /s/ WILLIAM F. MARTIN, JR.
Overland Park, Kansas
April 8, 2002                             WILLIAM F. MARTIN, JR., Secretary